Exhibit 10.1

                            STOCK PURCHASE AGREEMENT

         STOCK PURCHASE AGREEMENT, dated as of August 26, 2004 (this "Agreement"), by and among the parties set forth on Schedule A annexed hereto, (jointly and severally referred to as the "Shareholder(s)"), The Furia Organization, Inc., a Delaware corporation ("Purchaser"), and Fronthaul, Inc., a Nevada corporation ("Company").

                               W I T N E S S E T H

         WHEREAS, Shareholder(s) desire to sell to Purchaser 3,500,000 shares of the Company's common stock, par value of $ .001 (the "Common Stock") (the "Shares"), representing 100% of the Company's issued and outstanding shares of the Common Stock, on the terms and conditions set forth in this Agreement, and

         WHEREAS, Purchaser desires to purchase the Shares on the terms and conditions set forth herein, and

         WHEREAS the Company joins in the execution of this Agreement for the purpose of evidencing its consent to the consummation of the foregoing transactions and for the purpose of making certain representations and warranties to and covenants and agreements with the Purchaser.

         NOW THEREFORE, in consideration of the promises and respective mutual agreements herein contained, it is agreed by and between the parties hereto as follows.

                                    ARTICLE 1
                         SALE AND PURCHASE OF THE SHARES

         1.1 Sale of the Shares. Subject to the terms and conditions herein set forth, on the basis of the representations, warranties and agreements herein contained, Shareholder(s) hereby sell, assign, transfer and deliver their respective Shares to Purchaser, and Purchaser purchases the Shares from the Shareholder(s).

         1.2 The Closing. The purchase of the Shares shall take place at the office of the Purchaser in Boca Raton, Florida or such other place as Purchaser and Shareholder(s) may mutually agree contemporaneously with the execution hereof. Such date is herein referred to as the "Closing Date".

         1.3 Instruments of Conveyance and Transfer. At the Closing Date, Shareholder(s) shall deliver certificates representing the Shares to Purchaser, duly endorsed by the Shareholder(s) to the Purchaser, in form and substance satisfactory to Purchaser ("Certificates"), as shall be effective to vest in Purchaser all right, title and interest in and to all of the Shares.

         1.4 Consideration and Payment for the Shares. In consideration for the Shares, Purchaser shall pay to the Seller a total purchase price consisting of 20,000,000 post-split shares of Purchaser's restricted common stock (Shareholders of the Purchaser have approved a 1 for 5 reverse split effective August 2004) and 500,000 shares of Purchaser's Series A Convertible Preferred Shares ("Preferred Shares") (20,000,000 shares of common stock and the 500,000 Preferred Shares are collectively referred to as the "Purchase Price"). The Preferred Shares shall have the following rights, privileges and preferences:

         (a) The Preferred Shares shall have no voting rights;

         (b) The Preferred Shares shall have a non-cumulative dividend of $.001 per shares;

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         (c) In the event of liquidation or dissolution of the Purchaser, the
Preferred Shares, to the extent of $.001 per share shall have priority over the Purchaser's Common Shares with respect to distribution.

         (d) The Preferred Shares shall be convertible, at the option of the Holder, into Common Shares of the Purchaser, at the rate of 100 shares of Common Stock for each share of Preferred Stock, which right of conversion shall be based upon the following formula:

                  (i) Upon the Purchaser achieving revenues of $250,000 within twelve (12) months from the date of this Agreement, an aggregate of 25% of the Preferred Shares may be converted;

                  (ii) Upon the Purchaser achieving revenues of $500,000 within twelve (12) months from the date of this Agreement, an aggregate of 50% of the Preferred Shares may be converted; and

                  (iii) Upon the Purchaser achieving revenues of $750,000 within twelve (12) months from the date of this Agreement, an aggregate of 100% of the Preferred Shares may be converted.

         (e) On the one year anniversary of this Agreement ("Anniversary Date"), should the Purchaser fail to achieve any or all of the revenue thresholds, the Purchaser shall redeem the unconverted Preferred Shares at a price of $.50 per share. Should the Purchaser fail to redeem any or all of the unconverted Preferred Shares within 30 days from the Anniversary Date, then the Shareholder, without regards to the revenue requirements set forth above may, at any time thereafter, convert the Preferred Shares to common stock as hereinbefore set forth.



                                    ARTICLE 2
              REPRESENTATIONS AND WARRANTIES OF THE SHAREHOLDER(S)

         Each Shareholder represents, warrants and undertakes to the Purchaser that, except as set forth in the Disclosure Schedule:

         2.1 Transfer of Title. Shareholder(s) shall transfer all right, title and interest in and to the Shares to the Purchaser free and clear of all liens, security interests, pledges, encumbrances, charges, restrictions, demands and claims, of any kind or nature whatsoever, whether direct or indirect or contingent.

         (a) Due Execution. This Agreement has been duly executed and delivered by the Shareholder(s).

         (b) Valid Agreement. This Agreement constitutes, and upon execution and delivery thereof by the Shareholder(s), will constitute, a valid and binding agreement of the Shareholder(s) enforceable against the Shareholder(s) in accordance with its terms.

         (c) Authorization. The execution, delivery and performance by the Shareholder(s) of this Agreement and the delivery by the Shareholder(s) of the Shares have been duly and validly authorized by the Company, and no further consent or authorization of the Shareholder(s), the Company, its Board of Directors, or its stockholders is required.

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       (d) Shareholder(s)' Title to Shares; No Liens or Preemptive Rights; Valid
Issuance. Shareholder(s) have and at the Closing will have good and valid title and control of the Shares; there will be no existing impediment or encumbrance to the sale and transfer of such Shares to the Purchaser; and on delivery to the Purchaser of the Shares, good and valid title to all the Shares will pass to Purchaser and all of the Shares will be free and clear of all taxes, liens, security interests, pledges, rights of first refusal or other preference rights, encumbrances, charges, restrictions, demands, claims or assessments of any kind or any nature whatsoever whether direct, indirect or contingent and shall not be subject to preemptive rights, tag-along rights, or similar rights of any of the stockholders of the Company. The Shares have been legally and validly issued in compliance with all applicable U.S. Federal and state securities laws, and are fully paid and non-assessable shares of the Company's Common Stock; and the Shares have all been issued under duly authorized resolutions of the Board of Directors of the Company. At the Closing, Shareholder(s) shall deliver to the Purchaser Certificates representing the Shares free and clear of all liens, security interests, pledges, encumbrances, charges, restrictions, demands or claims in any other party whatsoever with appropriate stock powers with medallion guarantees.

         2.2 No Governmental Action Required. The execution and delivery by the Shareholder(s) of this Agreement does not and will not, and the consummation of the transactions contemplated hereby will not, require any action by or in respect of, or filing with, any governmental body, agency or governmental official.

         2.3 Compliance with Applicable Law and Corporate Documents. The execution and delivery by the Shareholder(s) and the Company of this Agreement does not and will not, and the sale by the Shareholder(s) of the Shares and the consummation of the other transactions contemplated by this Agreement does not and will not contravene or constitute a default under or violation of (i) any provision of applicable law or regulation, (ii) the articles of incorporation or by-laws of the Company or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Shareholder(s) or the Company's assets, or result in the creation or imposition of any lien on any asset of the Shareholder(s).

         2.4 Not a Voting Trust; No Proxies. None of the Shares are or will be subject to any voting trust or agreement. No person holds or has the right to receive any proxy or similar instrument with respect to the Shares. Except as provided in this Agreement, the Shareholder(s) is not a party to any agreement which offers or grants to any person the right to purchase or acquire any of the Shares. There is no applicable local, state or federal law, rule, regulation, or decree which would, as a result of the sale contemplated by this Agreement, impair, restrict or delay any voting rights with respect to the Shares.

         2.5 Survival of Representations. The representations and warranties herein by the Shareholder(s) will be true and correct in all material respects on and as of the Closing Date with the same force and effect as though said representations and warranties had been made on and as of the Closing Date and will survive the Closing Date as provided in Section 7.1(c).

         2.6 Adoption of Company's Representations. The Shareholder(s) adopts and remakes as his own each and every representation, warranty and undertaking made by the Company in Article 3 below as if he had made such representations, warranties and undertakings to the Purchaser directly.

         2.7 Brokers. No broker, finder or investment banker is entitled to any brokerage, finder's or other fee or commission payable by the Purchaser or the Company in connection with the transactions contemplated by this Agreement.

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         2.8 Investment Intent. Shareholder(s) represents that it is acquiring and will acquire, as the case may be, the Purchase Price Shares issuable to it pursuant hereto solely for its own account for investment purposes only and not with a view toward resale or distribution thereof other than pursuant to an effective registration statement or applicable exemption from the registration requirements of the Securities Act of 1933, as amended (the "Securities Act"). Shareholder(s) understands that such Purchase Price Shares will be issued in reliance upon an exemption from the registration requirements of the Securities Act and that subsequent sale or transfer of such securities is prohibited absent registration or exemption from the provisions of the Securities Act. Shareholder(s) further acknowledges that under SEC Rule 144, the Purchase Price Shares may be sold pursuant to all of the provisions of such Rule after a holding period of one year and that the Purchase Price Shares will become fully tradable after a holding period of two years. Shareholder(s) hereby agrees that it will not sell, assign, transfer, pledge or otherwise convey any of the Purchase Price Shares assumable pursuant hereto, except in compliance with the provisions of the Securities Act and in accordance with any transfer restrictions or similar terms set forth on the certificates representing such securities or otherwise set forth herein. Shareholder(s) acknowledges receiving copies of Purchaser's most recent SEC disclosure statements.

                                    ARTICLE 3
           REPRESENTATIONS AND WARRANTIES WITH RESPECT TO THE COMPANY

         The Company represents, warrants and undertakes to the Purchaser that, except as set forth on the Disclosure Schedule:

         3.1 Due Organization. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada (a) with full power and authority to own, lease, use, and operate its properties and to carry on its business as and where now owned, leased, used, operated and conducted. The Company has no subsidiaries. The Company is not qualified to conduct business in any jurisdiction other than the State of Nevada, and (b) all actions taken by the current directors and stockholders of the Company have been valid and in accordance with the laws of the State of Nevada and all actions taken by the Company have been duly authorized by the current directors and stockholders of the Company as appropriate.

         3.2 (a) Company Authority. The Company has all requisite corporate power and authority to enter into and perform this Agreement and to consummate the transactions contemplated herein.

         (b) Duly Authorized. The execution, delivery and performance by the Company of this Agreement have been duly and validly authorized and no further consent or authorization of the Company, its board of Directors or is stockholders is required.

         (c) Valid Execution. This Agreement has been duly executed and delivered by the Company.

         (d) Binding Agreement. This Agreement constitutes, and upon execution and delivery thereof by the Company, will constitute, a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency or similar laws affecting creditor's rights generally or the availability of equitable remedies.

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         (e) No Violation of Corporate Documents or Agreements. The execution and delivery of this Agreement by the Company and the performance by the parties hereto of their obligations hereunder will not cause, constitute, or conflict with or result in (i) any breach or violation, or give rise to a right of termination, cancellation or acceleration of any obligation or to loss of a material benefit under, or to increased, additional, accelerated or guaranteed rights or entitlements of any person under any of the provisions of, or constitute a default under, any license, indenture, mortgage, charter, instrument, articles of incorporation, bylaw, judgment, order, decision, writ, injunction, or decree or other agreement or instrument or proceeding to which the Company or its stockholders are a party, or by which they may be bound, nor will any consents or authorizations of any party other than by those hereto required, (ii) an event that would cause the Company to be liable to any party, or (iii) an event that would result in the creation or imposition or any lien, charge or encumbrance on any asset of the Company or on the securities of the Company to be acquired by the Purchaser.

         3.3 Authorized Capital, No Preemptive Rights, No Liens; Anti-Dilution. As of the date hereof, the authorized capital of the Company is 100,000,000 shares of Common Stock, with par value of $ .001, of which there are 3,500,000 shares issued and outstanding. There is no authorized preferred stock of any kind. The names and number of shares of all owners of Common Stock are listed in the Disclosure Schedule. All of the shares of capital stock are duly authorized, validly issued, fully paid and non-assessable. No shares of capital stock of the Company are subject to preemptive rights or similar rights of the stockholders of the Company or any liens or encumbrances imposed through the actions or failure to act of the Company, or otherwise. As of the date hereof (i) there are no outstanding options, warrants, convertible securities, scrip, rights to subscribe for, puts, calls, rights of first refusal, tag-along agreements, nor any other agreements, understandings, claims or other commitments or rights of any character whatsoever relating to, or securities or rights convertible into or exchangeable for any shares of capital stock of the Company, or arrangements by which the Company is or may become bound to issue additional shares of capital stock of the Company, and (ii) there are no agreements or arrangements under which the Company is obligated to register the sale of any of its securities under the Securities Act of 1933, and (iii) there are no anti-dilution or price adjustment provisions contained in any security issued by the Company (or in the Company's articles of incorporation or by-laws or in any agreement providing rights to security holders) that will be triggered by the transactions contemplated by this Agreement. The Company has furnished to Purchaser true and correct and complete copies of the Company's articles of incorporation, by-laws and corporate resolutions, as well as copies of all minutes of the Company's Board of Directors meetings.

         3.4 No Governmental Action Required. The execution and delivery by the Company of this Agreement does not and will not, and the consummation of the transactions contemplated hereby will not, require any action by or in respect of, or filing with, any governmental body, agency or governmental official.

         3.5 Compliance with Applicable Law and Corporate Documents. The execution and delivery by the Company of this Agreement and the performance by the parties hereto of the transactions contemplated hereby does not and will not contravene or constitute a default under or violation of (i) any provision of applicable law or regulation, including any environmental law, (ii) the Company's articles of incorporation or bylaws, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Company or any its assets, or result in the creation or imposition of any lien on any asset of the Company. To the best of its knowledge, the Company is in compliance with and conforms to all statutes, laws, ordinances, rules, regulations, orders, restrictions and all other legal requirements of any domestic or foreign government or any instrumentality thereof having jurisdiction over the conduct of its businesses or the ownership of its properties.

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         3.6 Financial Statements. (a) The Purchaser has received a copy of the unaudited financial statements of the Company from inception to August 19th, 2004 ("Financial Statements"). The Financial Statements fairly present the financial condition of the Company at the dates indicated and its results of their operations and cash flows for the periods then ended and, except as indicated therein, reflect all claims against, debts and liabilities of the Company, fixed or contingent, and of whatever nature. (b) Since , there has been no material adverse change in the assets or liabilities, or in the business or condition, financial or otherwise, or in the results of operations or prospects, of the Company, whether as a result of any legislative or regulatory change, revocation of any license or rights to do business, fire, explosion, accident, casualty, labor trouble, flood, drought, riot, storm, condemnation, act of God, public force or otherwise and no material adverse change in the assets or liabilities, or in the business or condition, financial or otherwise, or in the results of operation or prospects, of the Company except in the ordinary course of business. (c) Since the Balance Sheet Date, the Company has not suffered any damage, destruction or loss of physical property (whether or not covered by insurance) affecting its condition (financial or otherwise) or operations (present or prospective), nor has the Company issued, sold or otherwise disposed of, or agreed to issue, sell or otherwise dispose of, any capital stock or any other security of the Company and has not granted or agreed to grant any option, warrant or other right to subscribe for or to purchase any capital stock or any other security of the Company or has incurred or agreed to incur any indebtedness for borrowed money.

         3.7 No Litigation. The Company is not a party to any suit, action, arbitration, or legal, administrative, or other proceeding, or pending or threatened governmental investigation. The Company is not subject to or in default with respect to any order, writ, injunction, or decree of any federal, state, local, or foreign court, department, agency, or instrumentality.

         3.8 No Taxes. The Company is not, and will not become with respect to any periods ending on or prior to the Closing Date, liable for any income, sales, withholding, franchise, excise, license, real or personal property taxes (a "Tax") to any foreign, United States federal, state or local governmental agencies whatsoever. All United States federal, state, county, municipality local or foreign income Tax returns and all other material Tax returns (including information returns) that are required, or have been required, to be filed by or on behalf of the Company have been or will be filed as of the Closing Date and all Taxes due pursuant to such returns or pursuant to any assessment received by the Company have been or will be paid as of the Closing Date. The charges, accruals and reserves on the books of the Company in respect of taxes or other governmental charges have been established in accordance with the tax method of accounting. All returns that have been filed relating to Tax are true and accurate in all material respects. No audit, action, suit, proceeding or other examination regarding taxes for which the Company may have any liability is currently pending against or with respect to the Company and neither Shareholder(s) nor the Company has received any notice (formally or informally) of any audit, suit, proceeding or other examination. No material adjustment relating to any Tax returns, no closing or similar agreement have been entered into or issued or have been proposed (formally or informally) by any tax authority (insofar as such action relate to activities or income of or could result in liability of the Company for any Tax) and no basis exists for any such actions. The Company has not changed any election, adopted or changed any accounting method or period, filed any amended return for any Tax, settled any claim or assessment of any Tax, or surrendered any right to claim any refund of any Tax, or consented to any extension or waiver of the statute of limitations for any Tax. The Company has not had an "ownership change" as that term is defined in Section 382 of the Internal Revenue Code of 1986, as amended and in effect.

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         3.9 Assets.

         See attached Exhibit A

         3.10 Licenses, Permits, Etc. The Company possesses adequate licenses, clearances, ratings, permits and franchises, and all rights with respect thereto, to conduct its business substantially as now and heretofore conducted, and without any conflict with the rights of others in any such license, clearance, rating, permit or franchise. Except for instances previously remedied, the Company does not have knowledge of, nor has it received notice of, any termination, revocation or limitation of, or of the pendency or threatened commencement of any proceeding to terminate, revoke or limit any such licenses, clearances, ratings, permits or other approvals by the governmental body issuing same. No such right will be terminated as a result of the sale of the Shares hereby. A list of all such permits and licenses is set forth in the Disclosure Statement.

         3.11 Conduct of the Business.  From inception until the Closing Date:

         (a) The Company has continued to be operated in the usual and ordinary manner in which its business has been conducted in the past and during such period. The Company has not made any expenditures or entered into any commitments which, when compared to past operations of its business, are unusual or extraordinary or outside the scope of the normal course of routine operations;

         (b) The Company has kept in a normal state of repair and operating efficiency all tangible personal property used in the operation of its business;

         (c) The Company has used its best efforts to maintain the good will associated with its business, and the existing business relationships with its agents, customers, lessors, key employees, suppliers and other persons having relations with it;

         (d) The Company has not entered into any contract, agreement or action, or relinquished or released any rights or privileges under any contracts or agreements, the performance, violation, relinquishment or release of which could, on the date on which such contract or agreement was entered into, or such rights or privileges were relinquished or released, be reasonably foreseen to have a material adverse effect;

         (e) The Company has not made, or agreed to make, any acquisition of stock or assets of, or made loans to, any person not in the ordinary course of business;

         (f) The Company has not sold or disposed of any assets or created or permitted to exist any encumbrance on its assets except in the ordinary course of business and which could not, on the date of such sale, disposition, creation or permission, be reasonably foreseen to have a material adverse effect or (y) as otherwise permitted by this Agreement;

         (g) The Company has kept true, complete and correct books of records and accounts with respect to its business, in which entries will be made of all transactions on a basis consistent with past practices and in accordance with the tax method of accounting consistently applied by the Company;

         (h) The Company has paid current liabilities as and when they became due and has paid or incurred no fees and expenses not in the ordinary course of its business;

         (i) There has been no declaration, setting aside or payment of any dividend or other distribution in respect of any Shares or any other securities of the Company (whether in cash or in kind);

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         (j) The Company has not redeemed, repurchased, or otherwise acquired any of its securities or entered into any Agreement to do so;

         (k) The Company has not made any sale or pledge of accounts receivable;

         (l) Except for normal annual increases resulting from the application of existing formulae under existing plans, agreements or policies relating to non-officer/director, employee compensation, and except as set forth in this Agreement and in the Disclosure Schedule, there has not been any material increase in the rate of compensation payable or to become payable to employees in the aggregate, or any increase in the amounts paid or payable to the Company's officers or directors, or payable to such officers, directors or employees in the aggregate under any bonus, insurance, pension or other benefit plan, or any arrangements therefore made for or with any of said officers or employees;

         (m) The Company has not made any loan to, or entered into any other transaction with, any of its directors, officers, and employees;

         (n) The Company has not made or pledged to make any charitable or other capital contribution outside the ordinary course of business; and

         (o) There has not been any other occurrence, event, incident, action, failure to act or transaction outside the ordinary course of business that would have a material adverse effect.

         3.12 Liabilities.

         (a) The Company has no liabilities or obligations, other than (A) liabilities and obligations which are stated or provided for in the Financial Statements and which continue to exist, (B) liabilities and obligations incurred by the Company in the ordinary course of business consistent with past practices subsequent to the date of the Financial Statements which do not and will not have a material adverse effect (none of which results from, arises out of, relates to, is in the nature of, or was caused by any breach of contract, breach of warranty, tort, infringement, or violation of Law).

         (b) Except as set forth in the Disclosure Schedule, since inception, the Company has not:

                           (i) subjected to encumbrance, or agreed to do so to
any of its assets, tangible or intangible other than purchase money liens in the ordinary course of business on equipment used in the conduct of business and incurred to finance the purchase price of the equipment involved and which do not cover any other asset of the Company;

                           (ii) except as otherwise contemplated hereby, engaged
in any transactions affecting its business or properties not in the ordinary course of business consistent with past practice or suffered any extraordinary losses or waived any rights of substantial value except in the ordinary course of business; or

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                           (iii) other than in the ordinary course of business
consistent with past practice, granted or agreed to grant, or paid or agreed to pay any increase in the rate of wages, salaries, bonuses or other remuneration of any officer, director or consultant of the Company or any increase of 5% or more in the rate of wages, salaries, bonuses or other remuneration of any non-officer/director or employee or become a party to any employment contract or arrangement with any of its directors, officers, consultants or employees or become a party to any contract or arrangement with any director, officer, consultant or employee providing for bonuses, profit sharing payments, severance pay or retirement benefits, other than as set forth in any Exhibit or Schedule hereto.

         3.13 ERISA Compliance.

                  (a) The Disclosure Schedule contains a list of each pension, profit sharing, thrift or other retirement plan, employee stock ownership plan, deferred compensation, stock option, stock purchase, performance share, bonus or other incentive plan, severance plan, health, group insurance or other welfare plan, or other similar plan, agreement, policy or understanding, including without limitation, any "employee benefit plan" within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974 ("ERISA"), under which the Company or any ERISA Affiliate has any current or future obligation or liability or under which any employee of the Company or any ERISA Affiliate has any current or future right to benefits (each such plan, agreement, policy or understanding being hereinafter referred to individually as a "Plan"). The Company has delivered to Purchaser true and complete copies of (A) each Plan,
(B) the summary plan description, if any, for each Plan, (C) the most recent Internal Revenue Service determination letter with respect to each Plan, if applicable, (D) the latest annual report (Form 5500 or 5500-C) for the past three (3) years, if any, which has been filed with the Internal Revenue Service for each Plan, and (E) copies of any related materials that have been furnished to participants or beneficiaries of each Plan or to any Governmental Body.

                  (b) Each Plan is in compliance in all material respects with the provisions of ERISA, the Code and all other applicable federal and state laws and the rules and regulations promulgated thereunder interpreting or applying these laws and each Plan (and related trust or funding vehicle, if any) has at all times been administered and maintained in accordance with its terms and applicable Laws, including, without limitation, the filing of all applicable reports.

                  (c) Each Plan shall be terminated at or prior to the Closing.

         3.14 Insurance. The Disclosure Schedule includes a true and correct list of all policies or binders of insurance of the Company in force, specifying the insurer, policy number (or covering note number with respect to binders) and amount thereof and describing each pending claim thereunder. Such policies are in full force and effect. The Company is not in default with respect to any provisions contained in any such policy or binder, nor has it failed to give any notice or present any claim under any such policy or binder in due and timely fashion. There are no outstanding unpaid claims under any such policy or binder, or claims for worker's compensation. The Company has not received notice of cancellation or non-renewal of any such policy or binder. The Company has never been, and is not now, the subject of any claim relating to damage or injury in excess of the Company's then-current product liability policy limits or which has been disclaimed by the Company's insurer. Such insurance will lapse on the Closing Date.

         3.15 Compliance with Law. To the best of its knowledge, the Company has complied with, and is not in violation of any provision of laws or regulations of federal, state or local government authorities and agencies. There are no pending or threatened proceedings against the Company by any federal, state or local government, or any department, board, agency or other body thereof.

         3.16 Consents. The Disclosure Schedule lists all consents ("Consents") of third parties required to be obtained as a result of the change of control of the Company hereby.

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         3.17 Agreements. Except as set forth in the Disclosure Schedule, the
Company is not a party to any material agreement, loan, credit, lease, sublease, franchise, license, contract, commitment or instrument or subject to any corporate restriction. The Disclosure Schedule identifies every loan or credit agreement, and every fully or partially executory agreement or purchase order pursuant to which the Company is obligated to deliver goods or perform services, pay for goods, services or other property, or repay any loan, including, without limitation, any agreement with present or former officers, directors, consultants, agents, brokers, vendors, customers and/or dealers of any nature. True, correct and complete copies of all such agreements have been delivered to Purchaser. Neither the Company nor any other party is in default under any such agreement, loan, credit, lease, sublease, franchise, license, contract, commitment, instrument or restriction. No such instrument requires the consent of any other party thereto in order to consummate the sales of the Shares hereby.

         3.18 Intellectual Property. The Disclosure Schedule sets forth a true, correct and complete list and description of all registered Intellectual Property and applications therefore owned by the Company (the "Intellectual Property"). The Intellectual Property constitutes all Intellectual Property used in or necessary for the conduct of the Company's business as heretofore conducted. The Company is the sole owner of, and has the exclusive right to use, free and clear of any payment, restriction or encumbrance, the Intellectual Property. No claims have been asserted by any person or entity that challenge the Company's exclusive rights in the Intellectual Property. The Intellectual Property does not infringe on, misappropriate, or otherwise violate a valid and enforceable intellectual property right of any other person or entity.

                                    ARTICLE 4
                   REPRESENTATIONS AND WARRANTIES OF PURCHASER

         Unless specifically stated otherwise, Purchaser represents and warrants that the following are true and correct as of the date hereof and will be true and correct through the Closing Date as if made on that date:

         4.1 Due Organization. The Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware
(a) with full power and authority to own, lease, use, and operate its properties and to carry on its business as and where now owned, leased, used, operated and conducted. The Purchaser has no subsidiaries. The Purchaser is not qualified to conduct business in any jurisdiction other than the State of Delaware, and (b) all actions taken by the current directors and stockholders of the Purchaser have been valid and in accordance with the laws of the State of Delaware and all actions taken by the Purchaser have been duly authorized by the current directors and stockholders of the Purchaser as appropriate.

         4.2 (a) Purchaser Authority. The Purchaser has all requisite corporate power and authority to enter into and perform this Agreement and to consummate the transactions contemplated herein.

         (b) Duly Authorized. The execution, delivery and performance by the Purchaser of this Agreement have been duly and validly authorized and no further consent or authorization of the Purchaser, its board of Directors or is stockholders is required.

         (c) Valid Execution. This Agreement has been duly executed and delivered by the Purchaser.

         (d) Binding Agreement. This Agreement constitutes, and upon execution and delivery thereof by the Purchaser, will constitute, a valid and binding agreement of the Purchaser, enforceable against the Purchaser in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency or similar laws affecting creditor's rights generally or the availability of equitable remedies.

         (e) No Violation of Corporate Documents or Agreements. The execution and delivery of this Agreement by the Purchaser and the performance by the parties hereto of their obligations hereunder will not cause, constitute, or conflict with or result in (i) any breach or violation, or give rise to a right of termination, cancellation or acceleration of any obligation or to loss of a material benefit under, or to increased, additional, accelerated or guaranteed rights or entitlements of any person under any of the provisions of, or constitute a default under, any license, indenture, mortgage, charter, instrument, articles of incorporation, bylaw, judgment, order, decision, writ, injunction, or decree or other agreement or instrument or proceeding to which the Purchaser or its stockholders are a party, or by which they may be bound, nor will any consents or authorizations of any party other than by those hereto required, (ii) an event that would cause the Purchaser to be liable to any party, or (iii) an event that would result in the creation or imposition or any lien, charge or encumbrance on any asset of the Purchaser or on the securities of the Purchaser to be acquired by the Purchaser.

         4.3 Authorized Capital, No Preemptive Rights, No Liens; Anti-Dilution. As of the date hereof, the authorized capital of the Purchaser is 200,000,000 shares of Common Stock, with par value of $.0001, of which there are 8,742,842 shares issued and outstanding and 50,000,000 shares of Preferred Stock $.0001 par value. There are no shares of Preferred Stock issued and outstanding. All of the shares of capital stock are duly authorized, validly issued, fully paid and non-assessable. No shares of capital stock of the Purchaser are subject to preemptive rights or similar rights of the stockholders of the Purchaser or any liens or encumbrances imposed through the actions or failure to act of the Purchaser, or otherwise. As of the date hereof (i) there are no outstanding options, warrants, convertible securities, scrip, rights to subscribe for, puts, calls, rights of first refusal, tag-along agreements, nor any other agreements, understandings, claims or other commitments or rights of any character whatsoever relating to, or securities or rights convertible into or exchangeable for any shares of capital stock of the Purchaser, or arrangements by which the Purchaser is or may become bound to issue additional shares of capital stock of the Purchaser, and (ii) there are no agreements or arrangements under which the Purchaser is obligated to register the sale of any of its securities under the Securities Act of 1933, and (iii) there are no anti-dilution or price adjustment provisions contained in any security issued by the Purchaser (or in the Purchaser's articles of incorporation or by-laws or in any agreement providing rights to security holders) that will be triggered by the transactions contemplated by this Agreement.

         4.4 No Governmental Action Required. The execution and delivery by the Purchaser of this Agreement does not and will not, and the consummation of the transactions contemplated hereby will not, require any action by or in respect of, or filing with, any governmental body, agency or governmental official.

         4.5 Compliance with Applicable Law and Corporate Documents. The execution and delivery by the Purchaser of this Agreement and the performance by the parties hereto of the transactions contemplated hereby does not and will not contravene or constitute a default under or violation of (i) any provision of applicable law or regulation, including any environmental law, (ii) the Purchaser's articles of incorporation or bylaws, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Purchaser or any its assets, or result in the creation or imposition of any lien on any asset of the Purchaser. To the best of its knowledge, the Purchaser is in compliance with and conforms to all statutes, laws, ordinances, rules, regulations, orders, restrictions and all other legal requirements of any domestic or foreign government or any instrumentality thereof having jurisdiction over the conduct of its businesses or the ownership of its properties.

         4.6 Financial Statements. (a) The Purchaser is current in its required SEC Filings under the Exchange Act of 1934, which filings contain divers financial statements ("Financial Statements"). The Financial Statements fairly present the financial condition of the Purchaser at the dates indicated and its results of their operations and cash flows for the periods then ended and, except as indicated therein, reflect all claims against, debts and liabilities of the Purchaser, fixed or contingent, and of whatever nature. (b) Since March 31, 2004, there has been no material adverse change in the assets or liabilities, or in the business or condition, financial or otherwise, or in the results of operations or prospects, of the Purchaser, whether as a result of any legislative or regulatory change, revocation of any license or rights to do business, fire, explosion, accident, casualty, labor trouble, flood, drought, riot, storm, condemnation, act of God, public force or otherwise and no material adverse change in the assets or liabilities, or in the business or condition, financial or otherwise, or in the results of operation or prospects, of the Purchaser except in the ordinary course of business. (c) Since the Balance Sheet Date, the Purchaser has not suffered any damage, destruction or loss of physical property (whether or not covered by insurance) affecting its condition (financial or otherwise) or operations (present or prospective), nor has the Purchaser issued, sold or otherwise disposed of, or agreed to issue, sell or otherwise dispose of, any capital stock or any other security of the Purchaser and has not granted or agreed to grant any option, warrant or other right to subscribe for or to purchase any capital stock or any other security of the Purchaser or has incurred or agreed to incur any indebtedness for borrowed money.

         4.7 No Litigation. The Purchaser is not a party to any suit, action, arbitration, or legal, administrative, or other proceeding, or pending or threatened governmental investigation. The Purchaser is not subject to or in default with respect to any order, writ, injunction, or decree of any federal, state, local, or foreign court, department, agency, or instrumentality.

         4.8 No Taxes. With the exception of accrued taxes to be prorated in accordance with Section 1.6, the Purchaser is not, and will not become with respect to any periods ending on or prior to the Closing Date, liable for any income, sales, withholding, franchise, excise, license, real or personal property taxes (a "Tax") to any foreign, United States federal, state or local governmental agencies whatsoever. All United States federal, state, county, municipality local or foreign income Tax returns and all other material Tax returns (including information returns) that are required, or have been required, to be filed by or on behalf of the Purchaser have been or will be filed as of the Closing Date and all Taxes due pursuant to such returns or pursuant to any assessment received by the Purchaser have been or will be paid as of the Closing Date. The charges, accruals and reserves on the books of the Purchaser in respect of taxes or other governmental charges have been established in accordance with the tax method of accounting. All returns that have been filed relating to Tax are true and accurate in all material respects. No audit, action, suit, proceeding or other examination regarding taxes for which the Purchaser may have any liability is currently pending against or with respect to the Purchaser and neither Shareholder(s) nor the Purchaser has received any notice (formally or informally) of any audit, suit, proceeding or other examination. No material adjustment relating to any Tax returns, no closing or similar agreement have been entered into or issued or have been proposed (formally or informally) by any tax authority (insofar as such action relate to activities or income of or could result in liability of the Purchaser for any Tax) and no basis exists for any such actions. The Purchaser has not changed any election, adopted or changed any accounting method or period, filed any amended return for any Tax, settled any claim or assessment of any Tax, or surrendered any right to claim any refund of any Tax, or consented to any extension or waiver of the statute of limitations for any Tax. The Purchaser has not had an "ownership change" as that term is defined in Section 382 of the Internal Revenue Code of 1986, as amended and in effect.

         4.9 Conduct of the Business. From March 31, 2004 until the Closing
Date:

         (a) The Purchaser has continued to be operated in the usual and ordinary manner in which its business has been conducted in the past and during such period. The Purchaser has not made any expenditures or entered into any commitments which, when compared to past operations of its business, are unusual or extraordinary or outside the scope of the normal course of routine operations;

         (b) The Purchaser has kept in a normal state of repair and operating efficiency all tangible personal property used in the operation of its business;

         (c) The Purchaser has used its best efforts to maintain the good will associated with its business, and the existing business relationships with its agents, customers, lessors, key employees, suppliers and other persons having relations with it;

         (d) The Purchaser has not entered into any contract, agreement or action, or relinquished or released any rights or privileges under any contracts or agreements, the performance, violation, relinquishment or release of which could, on the date on which such contract or agreement was entered into, or such rights or privileges were relinquished or released, be reasonably foreseen to have a material adverse effect;

         (e) The Purchaser has not made, or agreed to make, any acquisition of stock or assets of, or made loans to, any person not in the ordinary course of business;

         (f) The Purchaser has not sold or disposed of any assets or created or permitted to exist any encumbrance on its assets except in the ordinary course of business and which could not, on the date of such sale, disposition, creation or permission, be reasonably foreseen to have a material adverse effect or (y) as otherwise permitted by this Agreement;

         (g) The Purchaser has kept true, complete and correct books of records and accounts with respect to its business, in which entries will be made of all transactions on a basis consistent with past practices and in accordance with the tax method of accounting consistently applied by the Purchaser;

         (h) The Purchaser has paid current liabilities as and when they became due and has paid or incurred no fees and expenses not in the ordinary course of its business;

         (i) There has been no declaration, setting aside or payment of any dividend or other distribution in respect of any Shares or any other securities of the Purchaser (whether in cash or in kind);

         (j) The Purchaser has not redeemed, repurchased, or otherwise acquired any of its securities or entered into any Agreement to do so;

         (k) The Purchaser has not made any sale or pledge of accounts receivable;

         (l) Except for normal annual increases resulting from the application of existing formulae under existing plans, agreements or policies relating to non-officer/director, employee compensation, and except as set forth in this Agreement and in the Disclosure Schedule, there has not been any material increase in the rate of compensation payable or to become payable to employees in the aggregate, or any increase in the amounts paid or payable to the Purchaser's officers or directors, or payable to such officers, directors or employees in the aggregate under any bonus, insurance, pension or other benefit plan, or any arrangements therefore made for or with any of said officers or employees;

         (m) The Purchaser has not made any loan to, or entered into any other transaction with, any of its directors, officers, and employees;

         (n) The Purchaser has not made or pledged to make any charitable or other capital contribution outside the ordinary course of business; and

         (o) There has not been any other occurrence, event, incident, action, failure to act or transaction outside the ordinary course of business that would have a material adverse effect.

         4.10 Liabilities: The Purchaser has no liabilities or obligations, other than (A) liabilities and obligations which are stated or provided for in the Financial Statements and which continue to exist, (B) liabilities and obligations incurred by the Purchaser in the ordinary course of business consistent with past practices subsequent to the date of the Financial Statements which do not and will not have a material adverse effect (none of which results from, arises out of, relates to, is in the nature of, or was caused by any breach of contract, breach of warranty, tort, infringement, or violation of Law) and which are set forth on the Purchaser's Disclosure Statement

         4.11 Compliance with Law. To the best of its knowledge, the Purchaser has complied with, and is not in violation of any provision of laws or regulations of federal, state or local government authorities and agencies. There are no pending or threatened proceedings against the Purchaser by any federal, state or local government, or any department, board, agency or other body thereof.

         4.12 Consents. The Disclosure Schedule lists all consents ("Consents") of third parties required to be obtained as a result of the change of control of the Purchaser hereby.

         4.13 Agreements. Except as set forth in the Disclosure Schedule, the Purchaser is not a party to any material agreement, loan, credit, lease, sublease, franchise, license, contract, commitment or instrument or subject to any corporate restriction. The Disclosure Schedule identifies every loan or credit agreement, and every fully or partially executory agreement or purchase order pursuant to which the Purchaser is obligated to deliver goods or perform services, pay for goods, services or other property, or repay any loan, including, without limitation, any agreement with present or former officers, directors, consultants, agents, brokers, vendors, customers and/or dealers of any nature. True, correct and complete copies of all such agreements have been delivered to Purchaser. Neither the Purchaser nor any other party is in default under any such agreement, loan, credit, lease, sublease, franchise, license, and contract

         4.14 Investment Intent. Purchaser is acquiring the Shares for its own account for investment and not with a view to, or for sale or other disposition in connection with, any distribution of all or any part thereof.

         4.15 Restricted Securities. Purchaser understands that the Shares have not been registered pursuant to the Securities Act or any applicable state securities laws, that the Shares will be characterized as "restricted securities" under federal securities laws, and that under such laws and applicable regulations the Shares cannot be sold or otherwise disposed of without registration under the Securities Act or an exemption therefrom. applicable bankruptcy, insolvency or similar laws affecting creditors' rights generally or

                                    ARTICLE 5
                            COVENANTS OF THE PARTIES

         5.1 General. In case at any time after the Closing Date any further action is necessary or desirable to carry out the purposes of this Agreement, each of the Parties will take such further action (including the execution and delivery of such further instruments and documents) as any other Party may request, all at the sole cost and expense of the requesting Party (unless the requesting Party is entitled to indemnification therefore under Article 7 below). The Shareholder(s) agrees that from and after the Closing Date, the Purchaser will be entitled to review and inspect all documents, books, records (including Tax records), properties, agreements, field operations, environmental records and compliance, and financial data of any sort relating to the Purchaser, and to discuss the Purchaser with its employees, customers and vendors. If for any reason the Closing Date does not occur, Purchaser agrees to maintain the confidentiality of and not use for its benefit any information obtained about the Purchaser in the course of such review.

         5.2 Notices and Consents. The Shareholder(s) will, and will cause the Purchaser to, give any notices to third parties, and the Shareholder(s) will use his best efforts, and will cause the Purchaser to use its best efforts, to obtain any third-party Consent that the Purchaser may request. Each of the Parties will (and the Shareholder(s) will cause the Purchaser to) give any notices to, make any filings with, and use its best efforts to obtain any required authorizations, Consents, and approvals of governmental bodies.

         5.3 Transition. Shareholder(s) will not take any action that is designed or intended to have the effect of discouraging any lessor, licensor, customer, supplier, or other business associate of the Purchaser from maintaining the same business relationships with the Purchaser after the Closing as it maintained with the Purchaser prior to the Closing. The Shareholder(s) will refer all customer inquiries relating to the business of the Purchaser to the Purchaser from and after the Closing.

                                    ARTICLE 6
                                 INDEMNIFICATION

         6.1 Purchaser Claims.

         (a) Each Shareholder shall indemnify and hold harmless Purchaser, its successors and assigns, against, and in respect of:

                           (i) Any and all damages, losses, liabilities, costs,
and expenses incurred or suffered by Purchaser that result from, relate to, or arise out of:

                                    (A) Any failure by Shareholder(s) to carry
out any covenant or agreement contained in this Agreement;

                                    (B) Any material misrepresentation or breach
of warranty by Shareholder(s) contained in this Agreement, the Disclosure Schedule, or any certificate, furnished to Purchaser by Shareholder(s) pursuant hereto; or

                                    (C) Any claim by any Person for any
brokerage or finder's fee or commission in respect of the transactions contemplated hereby as a result of Shareholder(s)'s dealings, agreement, or arrangement with such Person.

                           (ii) Any and all actions, suits, claims, proceedings,
investigations, demands, assessments, audits, fines, judgments, costs, and other expenses (including, without limitation, reasonable legal fees and expenses) incident to any of the foregoing including all such expenses reasonably incurred in mitigating any damages resulting to Purchaser from any matter set forth in subsection (i) above.

                  (b) The amount of any liability of Shareholder(s) under this
Section 6.1 shall be computed net of any tax benefit to Purchaser from the matter giving rise to the claim for indemnification hereunder and net of any insurance proceeds received by Purchaser with respect to the matter out of which such liability arose.

                  (c) The representations and warranties of Shareholder(s) contained in this Agreement, the Disclosure Schedule, or any certificate delivered by or on behalf of Shareholder(s) pursuant to this Agreement or in connection with the transactions contemplated herein shall survive the consummation of the transactions contemplated herein and shall continue in full force and effect for the periods specified below ("Survival Period"):

                           (i) The representations and warranties contained in
Sections 3.8 and 3.13 shall survive until the expiration of any applicable statutes of limitation provided by law; and(ii) All other representations and warranties of Shareholder(s) shall be of no further force and effect after eighteen (18) months from the Closing Date.

         Anything to the contrary notwithstanding, the Survival period shall be extended automatically to include any time period necessary to resolve a written claim for indemnification which was made in reasonable detail before expiration of the Survival Period but not resolved prior to its expiration, and any such extension shall apply only as to the claims so asserted and not so resolved within the Survival Period. Liability for any such item shall continue until such claim shall have been finally settled, decided, or adjudicated.

                  (d) Purchaser shall provide written notice to Shareholder(s) of any claim for indemnification under this Article as soon as practicable; provided, however, that failure to provide such notice on a timely basis shall not bar Purchaser's ability to assert any such claim except to the extent that Shareholder(s) is actually prejudiced thereby, provided that such notice is received by Shareholder(s) during the applicable Survival Period. Purchaser shall make commercially reasonable efforts to mitigate any damages, expenses, etc. resulting from any matter giving rise to liability of Shareholder(s) under this Article.

         6.2 Defense of Third-Party Claims. With respect to any claim by Purchaser under Section 6.1, relating to a third party claim or demand, Purchaser shall provide Shareholder(s) with prompt written notice thereof and Shareholder(s) may defend, in good faith and at their expense, by legal counsel chosen by them and reasonably acceptable to Purchaser any such claim or demand, and Purchaser, at its expense, shall have the right to participate in the defense of any such third party claim. So long as Shareholder(s) is defending in good faith any such third party claim, Purchaser shall not settle or compromise such third party claim. In any event Purchaser shall cooperate in the settlement or compromise of, or defense against, any such asserted claim.

         6.3 Shareholder(s) Claims. Purchaser shall indemnify and hold harmless Shareholder(s) against, and in respect of, any and all damages, claims, losses, liabilities, and expenses, including without limitation, legal, accounting and other expenses, which may arise out of: (a) any material breach or violation by Purchaser of any covenant set forth herein or any failure to fulfill any obligation set forth herein; (b) any material breach of any of the representations or warranties made in this Agreement by Purchaser; or (c) any claim by any Person for any brokerage or finder's fee or commission in respect of the transactions contemplated hereby as a result of Purchaser's dealings, agreement, or arrangement with such Person.

         6.4 Settlement of Disputes.

            (a) Arbitration. All disputes with respect to any claim for indemnification under this Article VII and all other disputes and controversies of every kind and nature between the parties hereto arising out of or in connection with this Agreement shall be submitted to arbitration pursuant to the following procedures:

                           (i) After a dispute or controversy arises, either
party may, in a written notice delivered to the other party, demand such arbitration. Such notice shall include a statement of the matter in controversy;

                           (ii) Within 30 days after receipt of such demand, an
arbitrator shall be chosen by the American Arbitration Association ("AAA");

                           (iii) The arbitration hearing shall be held within 30
days of the appointment of the arbitrator in Boca Raton, Florida, at a location designated by the arbitrator. The Commercial Arbitration Rules of the AAA shall be used and the substantive laws of the State of Florida (excluding conflict of laws provisions) shall apply;

                           (iv) An award rendered by the arbitrator appointed
pursuant to this Agreement shall be final and binding on all parties to the proceeding, shall deal with the question of costs of the arbitration and all related matters, shall not award punitive damages, and judgment on such award may be entered by either party in a court of competent jurisdiction; and

                           (v) Except as set forth in subsection (b) below, the
parties stipulate that the provisions of this Section 6.4 shall be a complete defense to any suit, action or proceeding instituted in any federal, state, or local court or before any administrative tribunal with respect to any controversy or dispute arising out of this Agreement. The arbitration provisions hereof shall, with respect to such controversy or dispute, survive the termination or expiration of this Agreement.

                  (b) Emergency Relief. Notwithstanding anything in this Section
6.4 to the contrary, either party may seek from a court any provisional remedy that may be necessary to protect any rights or property of such party pending the establishment of the arbitral tribunal or its determination of the merits of the controversy.

                                    ARTICLE 7
            CLOSING, DELIVERY OF DOCUMENTS AND POST CLOSING COVENANTS

         7.1 Closing. The Closing referred to in Section 1.2 hereof shall occur as a single integrated transaction, as follows.

         (a) Delivery by Shareholder(s). Shareholder(s) shall deliver to
Purchaser:

                  (i) The Shares;

                  (ii) Copies of resolutions by the Board of Directors of the Purchaser approving the terms of this Agreement and the execution of the Agreement by the Purchaser;

                  (iii) copies of all books, records and documents relating to the Purchaser, including the corporate records and stock records of the Purchaser;

                  (iv) resignations as directors and officers;

                  (v) any other such instruments, documents and certificates as are required to be delivered by Shareholder(s) or its representatives pursuant to the provisions of this Agreement; and

                  (vi) the Consents.

         (b) Delivery by Purchaser. Purchaser shall deliver to Shareholder(s):

                  (i) the Purchase Price Shares;

                  (ii) copies of resolutions of the Board of Directors of Purchaser approving the terms of the Agreement and the execution of this Agreement by the Purchaser.

                                    ARTICLE 8
                                  MISCELLANEOUS

         8.1 Entire Agreement. This Agreement sets forth the entire agreement and understanding of the parties hereto with respect to the transactions contemplated hereby, and supersedes all prior agreements, arrangements and understanding related to the subject matter hereof. No understanding, promise, inducement, statement of intention, representation, warranty, covenant or condition, written or oral, express or implied, whether by statute or otherwise, has been made by any party hereto which is not embodied in this Agreement or the written statement, certificates, or other documents delivered pursuant hereto or in connection with the transactions contemplated hereby, and no party hereto shall be bound by or liable for any alleged understanding, promise, inducement, statement, representation, warranty, covenant or condition not set forth.

         8.2 Notices. Any notice or communications hereunder must be in writing and given by depositing same in the United States mail addressed to the party to be notified, postage prepaid and registered or certified mail with return receipt requested or by delivering same in person. Such notices shall be deemed to have been received on the date on which it is hand delivered or on the third business day following the date on which it is to be mailed. For purpose of giving notice, the addresses of the parties shall be:

            If to Purchaser to:   Martin Cohen
                                  5030 Champion Boulevard, Suite G6-237
                                  Boca Raton, FL 33496
                                  Telephone No.: (561) 241-4713


            If to Shareholder(s): Michael Alexander

            If to Company:

         8.3 Governing Law. This Agreement shall be governed in all respects, including validity, construction, interpretation and effect, by the laws of the State of Florida (without regard to principles of conflicts of law).

         8.4 Consent to Jurisdiction. Each party irrevocably submits to the exclusive jurisdiction of the appropriate state or federal court in the State of Florida for the purposes of any suit, action or other proceeding arising out of this Agreement or any transaction contemplated hereby or thereby. Each party agrees to commence any such action, suit or proceeding in Ft. Lauderdale, Florida. The parties agree that any service of process to be made hereunder may be made by certified mail, return receipt requested, addressed to the party at the address appearing in Section 8.2. Such service shall be deemed to be completed when mailed and sent and received by Telecopier. Shareholder(s) and Purchaser each waives any objection based on forum non-conveniens. Nothing in this paragraph shall affect the right of Shareholder(s) or Purchaser to serve legal process in any other manner permitted by law.

         8.5 Counterparts. This Agreement may be executed by the parties hereto in separate counterparts each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         8.6 Waivers and Amendments; Non-Contractual Remedies; Preservation of Remedies. This Agreement may be amended, superseded, canceled, renewed, or extended, and the terms hereof may be waived, only by a written instrument signed by authorized representatives of the parties or, in the case of a waiver, by an authorized representative of the party waiving compliance. No such written instrument shall be effective unless it expressly recites that it is intended to amend, supersede, cancel, renew or extend this Agreement or to waive compliance with one or more of the terms hereof, as the case may be. No delay on the part of any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any waiver on the part of any party of any such right, power or privilege, or any single or partial exercise of any such right, power of privilege, preclude any further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided are cumulative and are not exclusive of any rights or remedies that any party may otherwise have at law or in equity. The rights and remedies of any party based upon, arising out of or otherwise in respect of any inaccuracy in or breach of any representation, warranty, covenant or agreement contained in this Agreement shall in no way be limited by the fact that the act, omission, occurrence or other state of facts upon which any claim of any such inaccuracy or breach is based may also be the subject of any other representation, warranty, covenant or agreement contained in this Agreement (or in any other agreement between the parties) as to which there is no inaccuracy or breach.

         8.7 Binding Effect; No Assignment, No Third-Party Rights. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and permitted assigns. This Agreement is not assignable without the prior written consent of each of the parties hereto or by operation of law. This Agreement is for the sole benefit of the parties hereto and their permitted assigns, and nothing herein, expressed or implied, shall give or be construed to give to any person, including any union or any employee or former employee of Shareholder(s), any legal or equitable rights, benefits or remedies of any nature whatsoever, including any rights of employment for any specified period, under or by reason of this Agreement.

         8.8 Further Assurances. Each party shall, at the request of the other party, at any time and from time to time following the Closing Date promptly execute and deliver, or cause to be executed and delivered, to such requesting party all such further instruments and take all such further action as may be reasonably necessary or appropriate to carry out the provisions and intents of this Agreement and of the instruments delivered pursuant to this Agreement.

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

         8.9 Severability of Provisions. If any provision or any portion of any provision of this Agreement or the application of any such provision or any portion thereof to any person or circumstance, shall be held invalid or unenforceable, the remaining portion of such provision and the remaining provisions of the Agreement, or the application of such provision or portion of such provision is held invalid or unenforceable to person or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby and such provision or portion of any provision as shall have been held invalid or unenforceable shall be deemed limited or modified to the extent necessary to make it valid and enforceable, in no event shall this Agreement be rendered void or unenforceable.

         8.10 Exhibits and Schedules. All exhibits annexed hereto, and all schedules referred to herein, are hereby incorporated in and made a part of this Agreement as if set forth herein. Any matter disclosed on any schedule referred to herein shall be deemed also to have been disclosed on any other applicable schedule referred to herein.

         8.11 Captions. All section titles or captions contained in this Agreement or in any schedule or exhibit annexed hereto or referred to herein, and the table of contents to this Agreement, are for convenience only, shall not be deemed a part of this Agreement and shall not affect the meaning or interpretation of this Agreement. All references herein to sections shall be deemed references to such parts of this Agreement, unless the context shall otherwise require.

         8.12 Expenses. Except as otherwise expressly provided in this Agreement, whether or not the Closing Date occurs, each party hereto shall pay its own expenses incidental to the preparation of this Agreement, the carrying out of the provisions hereof and the consummation of the transactions contemplated. For the avoidance of doubt, any fees and expenses incurred by the Shareholder(s) or the Purchaser in connection with entering into this Agreement and the transactions contemplated hereby shall be paid by the Shareholder(s) and not the Purchaser.

         8.13 Public Announcements. The parties agree to consult with each other before issuing any press release or making any public statement or completing any public filing with respect to this Agreement or the transactions contemplated hereby and, except as may be required by applicable law or any listing agreement with any national securities exchange or quotation system, will not issue any such press release or make any such public statement prior to consultation.

         8.14 Non-confidentiality. Notwithstanding Section 8.13, the Purchaser, Shareholder(s) and Purchaser, and each employee, representative or other agent of the same (collectively the "Covered Parties"), may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of the transaction and all materials of any kind (including opinions or other tax analyses) that are provided to a Covered Party relating to such tax treatment and tax structure.

         8.15 Disclosure Schedule. Shareholder(s) and the Purchaser shall prepare and deliver the Disclosure Schedule upon execution of this Agreement, and shall amend it as necessary to keep current the information therein. The Disclosure Schedule shall make reference to any Section of this Agreement and contain all information necessary to make such disclosure accurate and not misleading.

                            [SIGNATURE PAGE FOLLOWS]





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

            IN WITNESS WHEREOF, the parties hereto have executed this Agreement, as of the date first written herein above.

                           The Furia Organization, Inc



                                  By: /s/ Martin Cohen
                                     ------------------------------------------
                                     Martin Cohen, CEO/President



                                  Front Haul, Inc.


                                  By: /s/ Michael Alexander
                                     ------------------------------------------
                                     Michael Alexander, Chief Executive Officer



                                  Shareholders:


                                  /s/ Michael Alexander
                                 --------------------------------
                                  Michael Alexander



                                  /s/ Michael Holbrook
                                 --------------------------------
                                  Michael Holbrook

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